UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  September 5, 2007
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

439 S. Union St, 5 th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Transcript of September 5, 2007 Presentation at the Thomas Weisel Partners Healthcare Conference 2007

Item 8.01.Other Events
At 2:05 p.m. on Wednesday, September 5, 2007, NxStage Medical, Inc. (the “Company”) held a presentation at the Thomas Weisel Partners Healthcare Conference 2007 that was also broadcast live on the internet at the Company’s website. A copy of the transcript of the presentation is attached hereto as Exhibit 99.1.
Additional Information about the Acquisition and Where to Find It
In connection with the proposed purchase of certain Medisystems entities from Mr. Utterberg, NxStage filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and securityholders of NxStage are urged to read the proxy statement (including any supplements) regarding the proposed transaction when it becomes available because it will contain important information about NxStage, Medisystems Corporation and related entities, David S. Utterberg and the proposed transaction.
NxStage stockholders can obtain a copy of the proxy statement as well as other filings containing information about NxStage, without charge, at the SEC’s Internet site (www.sec.gov). Copies of the proxy statement, and the SEC filings that will be incorporated by reference in the proxy statement, can also be obtained, without charge, by directing a request to NxStage Medical, Inc., 439 South Union Street, Fifth Floor, Lawrence, Massachusetts 01843 Attention: Investor Relations; telephone (978) 687-4700.
Participants in the Solicitation
NxStage, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding NxStage’s directors and executive officers is contained in NxStage’s Form 10-K for the year ended December 31, 2006 filed with the SEC on March 16, 2007 and its most recent annual meeting proxy statement filed with the SEC on April 30, 2007. These documents are available free of charge as described above.
David S. Utterberg, a director and the holder of approximately 6.7% of NxStage’s outstanding common stock, is the direct or indirect owner of all the outstanding equity interests of Medisystems Corporation and the related entities being acquired by NxStage. Information regarding the special interests of Mr. Utterberg and NxStage’s other directors and officers in the proposed transaction will also be included in the proxy statement referred to above.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Transcript of September 5, 2007 Presentation at the Thomas Weisel Partners Healthcare Conference 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: September 7, 2007	By:	/s/ Jeffrey H. Burbank
Jeffrey H. Burbank
President and Chief Executive Officer